EXHIBIT 10 (a)


                      TENTH AMENDMENT TO LEASE AGREEMENT

      THIS TENTH AMENDMENT TO LEASE AGREEMENT (this "Amendment") is entered into as of the ____ day of April, 2003, by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Landlord") and AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS, a Texas corporation ("Tenant").

      WHEREAS, pursuant to that certain Office Lease Agreement dated September 12, 1994 by and between Landlord and Tenant, as amended by that certain First Amendment to Lease Agreement dated as of October 10, 1994, that certain Second Amendment to Lease dated as of May 25, 1995, that certain Third Amendment to Lease Agreement dated as of June 12, 1995, that certain Fourth Amendment to Lease Agreement dated as of August 11, 1995, that certain Fifth Amendment to Lease Agreement dated as of January 16, 1996, that certain Sixth Amendment to Lease Agreement dated as of March 2, 1999, that certain Seventh Amendment to Lease Agreement dated as of June 7, 2000 (the "Seventh Amendment"), that certain Eighth Amendment to Lease Agreement dated as of January 16, 2001 (the "Eighth Amendment"), and that certain Ninth Amendment to Lease Agreement dated as of October 15, 2002 (such Office Lease Agreement, as amended, the "Lease"), Landlord currently leases to Tenant certain space containing approximately 25,570 square feet of Agreed Rentable Area (the "Current Premises") consisting of Suite 123 and Suite 125 (collectively, the "First Floor Premises") and Suite 205, Suite 215, and Suite 900 (collectively, the "Second and Ninth Floor Premises") in the building located at 14651 Dallas Parkway, Dallas, Texas 75240 (the "Building") and commonly known as The Princeton, as more particularly described therein;

      WHEREAS, the Term of the Lease currently expires on November 30, 2007 and Landlord and Tenant desire to extend the Term of the Lease for one (1) additional year to expire on November 30, 2008;

      WHEREAS, Landlord and Tenant desire to relocate Tenant from the Current Premises to 25,559 square feet of Agreed Rentable Area known as Suite 400 containing 20,945 square feet of Agreed Rentable Area on the fourth (4th) floor of the Building ("Suite 400") and Suite 405 containing 4,615 square feet of Agreed Rentable Area on the fourth (4th) floor of the Building ("Suite 405"), each as shown on Exhibit A-2 attached hereto (collectively, the "Relocated Premises"); and

      WHEREAS, Landlord and Tenant desire to amend the Lease to reflect their agreements as to the terms and conditions governing the relocation of the Current Premises to the Relocated Premises.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants between the parties herein contained, Landlord and Tenant hereby agree as follows:

 1. Term. The Term of the Lease is hereby extended to November 30, 2008, and the Expiration Date shall be amended to November 30, 2008. Accordingly, Items 7 and 9 of the Basic Lease Provisions are hereby deleted in their entireties and the following are substituted in lieu thereof:

      7. Term: Approximately thirteen (13) years and eleven (11) months (See Article 1, Supplemental Lease Provisions).

      9. Expiration Date: November 30, 2008 (See Article 1, Supplemental Lease Provisions).

 2.   Premises.

      (a) Effective as of the Primary Relocation Date (hereinafter defined), Suite 400 is hereby substituted for the Second and Ninth Floor Premises. As used herein, the "Primary Relocation Date" means June 21, 2003. However, Tenant shall have the right to occupy Suite 400 during the period from June 8, 2003 until the Primary Relocation Date (such period, the "Early Occupancy Period"). Commencing upon Tenant's occupancy of Suite 400 and continuing throughout the remaining Term of the Lease (as extended hereby), Suite 400 shall be subject to all the terms and conditions of the Lease except as expressly modified herein; provided that Tenant shall not be required to pay Rent with respect to Suite 400 during the Early Occupancy Period. Effective as of the Primary Relocation Date, the Lease is terminated with respect to the Second and Ninth Floor Premises, and the term "Premises" wherever used in the Lease shall refer collectively to Suite 400 and the First Floor Premises. Accordingly, effective as of the Primary Relocation Date, Item 2 of the Basic Lease Provisions shall be deleted in its entirety and the following shall be substituted in lieu thereof:

      2.   Premises:

           a.  Suites #:  123, 125, and 400; Floors:  a portion of the  first
           (1st) and fourth (4th) floors.

           b.  Agreed Rentable Area:  22,874 square feet.

      Tenant shall vacate the Second and Ninth Floor Premises on or before the Primary Relocation Date and return the same to Landlord in "broom clean" condition and otherwise in accordance with the terms and conditions of
 Section 1.3 of the Lease. Any holding over by Tenant in the Second and Ninth Floor Premises after the Primary Relocation Date shall be subject to the terms and provisions of Section 1.4 of the Lease as applicable to the Second and Ninth Floor Premises.

      (b) Effective as of January 1, 2004 (the "Secondary Relocation Date"), Suite 405 is hereby substituted for the First Floor Premises. Suite 405 shall be subject to all the terms and conditions of the Lease except as expressly modified herein. The Lease shall be terminated with respect to the First Floor Premises as of midnight December 31, 2003, and effective as of the Secondary Relocation Date, the term "Premises" wherever used in the Lease shall refer collectively to Suite 400 and Suite 405 (i.e., the Relocated Premises). Accordingly, effective as of the Secondary Relocation Date, Item 2 of the Basic Lease Provisions shall be deleted in its entirety and the following shall be substituted in lieu thereof:

      2.   Premises:

           a. Suites #: 400 and 405; Floors: a portion of the fourth (4th) floor.

           b.  Agreed Rentable Area:  25,559 square feet.

      Tenant shall vacate the First Floor Premises on or before December 31, 2003 and return the same to Landlord in "broom clean" condition and otherwise in accordance with the terms and conditions of Section 1.3 of the Lease. Landlord shall not be liable for the failure to give possession of Suite 405 by reason of holding over or retention of any third party tenant, tenants or occupants. Landlord shall also not be liable for the failure to give possession of Suite 405 by reason of force majeure as defined in the Lease. In such events, however, the Secondary Relocation Date shall be delayed to the date possession of Suite 405 is delivered to Tenant and such delay of the Secondary Relocation Date shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of any failure of Landlord to timely give possession of Suite 405 to Tenant. If the Secondary Relocation Date is delayed, (i) the Expiration Date under the Lease shall not be similarly extended, (ii) the Lease shall be terminated with respect to and Tenant shall vacate the First Floor Premises on or before December 31, 2003, and (iii) notwithstanding anything to the contrary contained in this Amendment, during the period from January 1, 2004 until the Secondary Relocation Date, the Premises shall consist only of Suite 400.

 3.   Amendment to Exhibit A.

      (a) Effective as of the Primary Relocation Date, Exhibit A attached to the Lease shall be deleted in its entirety and Exhibit A-1 attached hereto and hereby incorporated herein shall be added to and incorporated into the Lease as Exhibit A.

      (b) Effective as of the Secondary Relocation Date, Exhibit A attached to the Lease (as amended by (a) above) shall be deleted in its entirety and Exhibit A-2 attached hereto and hereby incorporated herein shall be added to and incorporated into the Lease as Exhibit A.

 4. Rent. From the Primary Relocation Date through November 30, 2008, Basic Annual Rent and Basic Monthly Rent for (i) the First Floor Premises and Suite 400 or (ii) the Relocated Premises, as applicable during such period, shall be in the amounts provided below. Accordingly, effective as of the Primary Relocation Date, the addition to Item 3 of the Basic Lease Provisions pursuant to the Eighth Amendment is hereby amended in its entirety to the following:

                                  Basic          Basic
            Rental                Annual         Monthly
            Period                Rent           Rent

      06/21/03 _ 11/30/03      $511,400.04      $42,616.67
      12/01/03 _ 11/30/08      $600,894.96      $50,074.58

 Landlord and Tenant acknowledge that the foregoing Basic Rent schedule is based on the assumption that the Secondary Relocation Date is January 1, 2004. If the Secondary Relocation Date is delayed as set forth in Section 2(b) of this Amendment, then Tenant shall receive an abatement of Basic Monthly Rent equal to $9,037.71 per month (prorated on a daily basis for any partial months) for the period from January 1, 2004 through the day immediately preceding the Secondary Relocation Date.

 5. Tenant's Pro Rata Share Percentage. Notwithstanding the relocation of the Second and Ninth Floor Premises to Suite 400 on the Primary Relocation Date, Tenant's Pro Rata Share Percentage shall remain as currently provided in the Lease until the Secondary Relocation Date. Effective as of the Secondary Relocation Date, Item 4 of the Basic Lease Provisions shall be amended to read as follows:

      4. Tenant's Pro Rata Share Percentage: 6.8850% (the Agreed Rentable Area of the Premises divided by the Agreed Rentable Area of the Building, expressed in a percentage).

 6. Acceptance of Relocated Premises. TENANT HEREBY ACCEPTS THE RELOCATED PREMISES AND THE BUILDING (INCLUDING THE SUITABILITY OF THE RELOCATED PREMISES FOR THE PERMITTED USE) IN "AS IS" CONDITION WITH ANY AND ALL FAULTS AND LATENT OR PATENT DEFECTS AND WITHOUT RELYING UPON ANY REPRESENTATION OR WARRANTY (EXPRESS OR IMPLIED) OF LANDLORD OR ANY REPRESENTATIVE OF LANDLORD. LANDLORD HAS NOT MADE AND DOES NOT HEREBY MAKE AND HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR CHARACTER WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE BUILDING (INCLUDING THE RELOCATED PREMISES) AND ITS CONDITION (INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OR WARRANTY REGARDING QUALITY OF CONSTRUCTION, STATE OF REPAIR, WORKMANSHIP, MERCHANTABILITY, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE). Tenant acknowledges that Landlord shall have no construction obligations with respect to the Relocated Premises and that Tenant shall be responsible for all costs associated with moving from the Current Premises to the Relocated Premises.

 7. Parking. Paragraph 2 of Exhibit F to the Lease is hereby amended in its entirety to read as follows:

      Parking Rental. The monthly rent for the Reserved Spaces through November 30, 2008 shall equal $35.00 (inclusive of applicable sales tax) per space for five (5) of the Reserved Spaces and $50.00 per space (plus applicable sales tax) for four (4) of the Reserved Spaces and the monthly rent through November 30, 2008 for the Unreserved Spaces shall be $17.00 per space (inclusive of applicable sales tax). All payments of rent for parking spaces shall be made (i) at the same time as Basic Monthly Rent is due under the Lease and (ii) to Landlord or to such persons (for example but without limitation, the manager of the Garage) as Landlord may direct from time to time.

 8. Right of First Refusal. Tenant shall have a right of first refusal to lease the Right of First Refusal Space (defined in Exhibit B attached hereto) in accordance with the terms of Exhibit B. Effective as of the date of this Amendment, Tenant shall have no other right of first refusal under the Lease to lease any additional space in the Building and Exhibit C to the Eighth Amendment shall have no further force or effect.

 9. Renewal Option. Landlord and Tenant acknowledge that Tenant shall have the right to exercise its option to renew the Lease at the expiration of the Term (as extended by this Amendment) pursuant to the terms and provisions of Exhibit C to the Seventh Amendment.

 10. Storage Premises. Landlord and Tenant acknowledge that Tenant shall be entitled to continue to use the Storage Premises for storage purposes only on a month-to-month basis at no charge in accordance with the terms of the Lease. Either Landlord or Tenant shall be entitled to terminate the lease of the Storage Premises by delivering thirty (30) days prior written notice of termination to the other.

 11. No Brokers. Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment, and that it knows of no real estate brokers or agents who are or might be entitled to a commission in connection with this Amendment. Tenant agrees to indemnify and hold harmless Landlord from and against any liability or claim arising in respect to any brokers or agents claiming a commission by, through or under Tenant in connection with this Amendment.

 12. Authority. Tenant and each person signing this Amendment on behalf of Tenant represents to Landlord as follows: (i) Tenant is a duly formed and validly existing corporation under the laws of the State of Texas, (ii) Tenant has and is qualified to do business in Texas, (iii) Tenant has the full right and authority to enter into this Amendment, and (iv) each person signing on behalf of Tenant was and continues to be authorized to do so.

 13. Defined Terms. All terms not otherwise defined herein shall have the same meaning assigned to them in the Lease.

 14. Ratification of Lease. Except as amended hereby, the Lease shall remain in full force and effect in accordance with its terms and is hereby ratified. In the event of a conflict between the Lease and this Amendment, this Amendment shall control.

 15. No Representations. Landlord and Landlord's agents have made no representations or promises, express or implied, in connection with the Premises, the Relocated Premises or this Amendment except as expressly set forth herein.

 16. Entire Agreement. This Amendment, together with the Lease, contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Amendment or the Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose.

      17.  Section  Headings.    The  section  headings  contained  in   this
 Amendment are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several sections hereof.

      18. Successors and Assigns. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      19. Severability. A determination that any provision of this Amendment is unenforceable or invalid shall not affect the enforceability or validity of any other provision hereof and any determination that the application of any provision of this Amendment to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

 20.  Governing Law.   This Amendment shall  be governed by  the laws of  the
 State of Texas.

 21. Exhibits. Each exhibit attached hereto is made a part hereof for all purposes.

 22. Submission of Amendment Not Offer. The submission by Landlord to Tenant of this Amendment for Tenant's consideration shall have no binding force or effect, shall not constitute an option, and shall not confer any rights upon Tenant or impose any obligations upon Landlord irrespective of any reliance thereon, change of position or partial performance. This Amendment is effective and binding on Landlord only upon the execution and delivery of this Amendment by Landlord and Tenant.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

 LANDLORD:                              TENANT:

 THE PRUDENTIAL INSURANCE COMPANY       AMERICAN HALLMARK INSURANCE
 OF AMERICA, a New Jersey corporation   COMPANY OF TEXAS, a Texas
 corporation

 By:  PM Realty Group, L.P.,
      a Delaware limited partnership,
      its duly authorized agent


 By:    __________________________      By:    __________________________
 Name:  __________________________      Name:  __________________________
 Title: __________________________      Title: __________________________

                                 EXHIBIT A-1

                                   PREMISES

      This Exhibit is attached to and a part of that certain Tenth Amendment to Lease Agreement executed by and between The Prudential Insurance Company of America and American Hallmark Insurance Company of Texas (the "Amendment"). Any capitalized term not defined herein shall have the meaning assigned to it in the Amendment. Landlord and Tenant mutually agree that the attached floor plan is the floor plan for the Premises:

              [ATTACH DIAGRAM OF FIRST FLOOR PREMISES AND SUITE 400]

                                 EXHIBIT A-2

                                   PREMISES

      This Exhibit is attached to and a part of that certain Tenth Amendment to Lease Agreement executed by and between The Prudential Insurance Company of America and American Hallmark Insurance Company of Texas (the "Amendment"). Any capitalized term not defined herein shall have the meaning assigned to it in the Amendment. Landlord and Tenant mutually agree that the attached floor plan is the floor plan for the Premises:

                 [ATTACH DIAGRAM OF SUITE 400 AND SUITE 405]

                                  EXHIBIT B

                       TENANT'S RIGHT OF FIRST REFUSAL
                  (ALL TERMS BASED ON THIRD PARTY STATEMENT)

     This Exhibit is attached to and a part of that certain Tenth Amendment to Lease Agreement executed by and between The Prudential Insurance Company of America and American Hallmark Insurance Company of Texas (the "Amendment"). Any capitalized term not defined herein shall have the meaning assigned to it in the Amendment. Landlord and Tenant mutually agree as follows:

 A. Prior to leasing any of the space known as (i) Suite 403 containing approximately 1,657 square feet of Agreed Rentable Area on the fourth (4th) floor of the Building, and (ii) Suite 405A, containing approximately 1,378 square feet of Agreed Rentable Area on the fourth
     (4th) floor of the Building, each as shown on Schedule I attached to this Exhibit (collectively, the "Right of First Refusal Space", and containing approximately 3,035 square feet of Agreed Rentable Area), Landlord shall deliver to Tenant a written statement ("Statement") which shall reflect Landlord's and the prospective tenant's agreement with respect to rent, term, finish allowances, tenant inducements and the description of the applicable Right of First Refusal Space. Tenant shall have five (5) days after receipt of the Statement within which to notify Landlord in writing that it desires to lease the applicable Right of First Refusal Space upon the terms and conditions contained in the
     Statement.  Failure by  Tenant to notify Landlord  within such five  (5)
     day period shall be deemed an election by Tenant not to lease the applicable Right of First Refusal Space and Landlord shall have the right to lease such space to the prospective tenant upon the terms and conditions contained in the Statement. If Landlord enters into such a lease with the prospective tenant within 180 days after the expiration of such five (5) day period, Tenant shall have no further rights under this Exhibit with respect to the Right of First Refusal Space covered by such lease.

 B. Notwithstanding the foregoing, if the prospective tenant desires to lease additional space on the same floor as the Right of First Refusal Space covered by the Statement in addition to the Right of First Refusal Space, Tenant must lease all space on such floor that the prospective tenant desires to lease if Tenant elects to lease the applicable Right of First Refusal Space.

 C. Further notwithstanding any provision or inference in this Exhibit to the contrary, the Right of First Refusal shall expire and be of no further force or effect on the earlier of (i) the expiration or earlier termination of the Term of this Lease expiring on November 30, 2008,
     (ii) a default by Tenant under this Lease, (iii) an assignment of this Lease by Tenant or (iv) the sublease of all or any portion of the Premises by Tenant.

                           SCHEDULE I TO EXHIBIT B

                         RIGHT OF FIRST REFUSAL SPACE

      This Schedule is attached to and a part of that certain Tenth Amendment to Lease executed by and between The Prudential Insurance Company of America and American Hallmark Insurance Company of Texas.